SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 17, 2000


                       ACCEPTANCE INSURANCE COMPANIES INC.
             (Exact name of registrant as specified in its charter)


       Delaware                  1-7461                   31-0742926
(State of Incorporation) (Commission File Number)(IRS Employer Identification
                                                            Number)


      222 S. 15th Street, Suite 600 North
              Omaha, Nebraska                                  68102
   (Address of principal executive offices)                  (Zip Code)


                                 (402) 344-8800
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)



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  Item 5.  Other Events.

          (a) The registrant issued the following press release on January 17, 2000:




For Immediate Release

       Seaboard Underwriters, Inc. and Acceptance Insurance Companies Inc.
                  Announce Transfer of Commercial Auto Business

         (Burlington, North Carolina and Omaha, Nebraska; January 17, 2000) Seaboard Underwriters, Inc. and Acceptance Insurance Companies Inc. (NYSE: AIF) announced today that they have reached an agreement in principle for Seaboard to acquire the renewal rights to the commercial auto business produced and underwritten by Redland Transportation, a unit of Acceptance. Seaboard will employ the current Omaha staff of the unit and lease office facilities from Acceptance. Seaboard also will provide policyholder services to current Redland Transportation customers and, beginning not later than February 1, will quote renewal coverage in various A-rated transportation specialty markets.

         "We are very excited about the opportunities this transaction provides for our company," said Seaboard Underwriters President Joseph P. Hutelmyer. "The Redland Transportation operation complements our North Carolina operation perfectly and gives Seaboard Underwriters a true national presence. It is rare that a company can acquire an underwriting operation with a skilled staff and an excellent transportation specialist agency plant." Hutelmyer also said the current Redland Transportation manager, Mary Zeller, has been named Vice President of the new operation and that, "Mary and her staff are able and ready to provide a smooth transition for their loyal agents."

         John E. Martin, President and Chief Executive Officer of Acceptance commented, "This transfer allows us to narrow our focus on our core continuing specialty lines business and provides excellent prospects for our staff, agents and customers."

         Acceptance Insurance Companies Inc. is an insurance holding company providing specialized crop, property and casualty insurance products throughout the United States. American Agrisurance, the company's wholly owned crop insurance marketing subsidiary, is a widely recognized leader in the crop insurance industry.

Contacts:
Joseph P. Hutelmyer,                    John E. Martin
President                               President and Chief Executive Officer
Seaboard Underwriters, Inc.             Acceptance Insurance Companies Inc.
800 222 2407 (Ext. 201)                 800 228 7217

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ACCEPTANCE INSURANCE COMPANIES INC.


                                    By   /s/ J. Michael Gottschalk
                                    J. Michael Gottschalk, Chief Legal Officer,
                                    General Counsel and Secretary


                                    January 18, 2000